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                                                                   Exhibit 10.19



Mackenzie Funds Distribution Inc.
700 South Federal Highway, Suite 300
Boca Raton, Florida  33432


                                    IVY FUND
                   AMENDED AND RESTATED DISTRIBUTION AGREEMENT


Dear Sirs:

This will confirm the agreement between the undersigned (the "Fund") and you (the "Distributor") as follows:

1. The Fund is an open-end management investment company which currently has six investment portfolios and which may create additional portfolios in the future. One or more separate classes of shares of beneficial interest in the Fund is offered to investors with respect to each portfolio. This Agreement relates to Class A and Class B of each of the Fund's portfolios, Ivy China Region Fund, Ivy Emerging Growth Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund (the "Equity Portfolios"), to the one class of shares of Ivy Money Market Fund and to such other Portfolios as shall be designated from time to time by the Board of Trustees in any supplement to the Plan (together with the Equity Portfolios, the "Portfolios"). The Fund engages in the business of investing and reinvesting the assets of a Portfolio in the manner and in accordance with the investment objectives and restrictions specified in the currently effective Prospectuses (the "Prospectuses") relating to the Portfolios included in the Fund's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Fund under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended, (the "1933 Act"). Copies of the documents referred to in the preceding sentence have been furnished to the Distributor. Any amendments to those documents shall be furnished to the Distributor promptly. The Fund has adopted a separate Distribution Plan (the "Plan") for Class A and Class B of each of the Equity Portfolios pursuant to Rule 12b-1 under the 1940 Act.

2. As the Fund's agent, the Distributor shall be the exclusive distributor for the unsold portion of shares of beneficial interest in Ivy Money Market Fund and Class A and Class B shares of beneficial interest in the Equity Portfolios (the "shares") which may from time to time be registered under the 1933 Act.

3. The Fund shall sell through the Distributor, as the Fund's agent, shares of the Portfolios to eligible investors as described in the Prospectuses. All orders through the Distributor shall be subject to acceptance and confirmation by the Fund. The Fund shall have the right, at its election, to deliver either shares issued upon original issue or treasury shares.



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4.       As the Fund's agent, the Distributor may sell and distribute shares of the Portfolios in such manner not inconsistent with the provisions hereof and the Fund's Prospectuses as the Distributor may determine from time to time. In this connection, the Distributor shall comply with all laws, rules and regulations applicable to it, including, without limiting the generality of the foregoing, all applicable rules or regulations under the 1940 Act and of any securities association registered under the Securities Exchange Act of 1934, as amended, (the "1934 Act").

5. To the extent permitted by its then effective Prospectuses, the Fund reserves the right to sell shares of the Portfolios to purchasers to the extent that it or the transfer agent for its shares receives purchase requests therefor. The Fund reserves the right to refuse at any time or times to sell any of its shares for any reason deemed adequate by it.

6. All shares offered for sale and sold by the Distributor shall be offered for sale and sold by the Distributor to designated investors at the price per share specified and determined as provided in the Portfolios' Prospectuses, including any applicable reduction or elimination of sales charges with respect to Class A shares of the Equity Portfolios as provided in the Equity Portfolios' Prospectus (the "offering price"). The Fund shall determine and promptly furnish to the Distributor a statement of the offering price at least once on each day on which the New York Stock Exchange is open for trading. Each offering price shall become effective at the time and shall remain in effect during the period specified in the statement. Each such statement shall show the basis of its computation.

7. (a) The Distributor shall be entitled to deduct a commission on all Class A shares sold equal to the difference, if any, between the offering price and the net asset value on which such price is based. If any such commission is received by a Portfolio, it will pay such commission to the Distributor. Out of such commission, the Distributor may allow to dealers such concession as the Distributor may determine from time to time. Notwithstanding anything in this Agreement otherwise provided, sales may be made at net asset value as provided in the Prospectuses for the Portfolios.

         (b) The Distributor shall be entitled to deduct a contingent deferred sales charge on the redemption of certain Class A and Class B shares in accordance with, and in the manner set forth in, the Equity Portfolios' Prospectus. The Distributor may reallow any or all of such contingent deferred sales charges to dealers as the Distributor may determine from time to time. Notwithstanding anything in this Agreement otherwise provided, the Distributor may waive the contingent deferred sales charge as disclosed in the Equity Portfolios' Prospectus.

         (c) The Fund shall pay to the Distributor distribution fees for Class A and Class B shares of the Equity Portfolios at the rate set forth in the Plans, as amended from time to time. The Distributor may reallow any or all of such distribution fees to dealers as the Distributor may determine from time to time.

8. The Fund shall furnish the Distributor from time to time, for use in connection with the sale of shares of the Portfolios, such information with respect to the Fund as the Distributor may reasonably request. The Fund represents and warrants that such information, when signed by one of its officers, shall be true and correct. The Fund also shall furnish to the Distributor copies of its reports to its shareholders and such additional information regarding the Fund's financial condition as the Distributor may reasonably request from time to time.


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9.       The Registration Statement and the Prospectuses have been or will be, as the case may be, prepared in conformity with the 1933 Act, the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC"). The Fund represents and warrants to the Distributor that the Registration Statement and the Prospectuses contain or will contain all statements required to be stated therein in accordance with the 1933 Act, the 1940 Act and the rules and regulations thereunder, that all statements of fact contained or to be contained therein are or will be true and correct at the time indicated or the effective date, as the case may be, and that neither the Registration Statement nor the Prospectuses, when they shall become effective under the 1933 Act or be authorized for use, shall include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of shares. The Fund shall from time to time file such amendment or amendments to the Registration Statement and the Prospectuses as, in the light of future developments, shall, in the opinion of the Fund's counsel, be necessary in order to have the Registration Statement and the Prospectuses at all times contain all material facts required to be stated therein or necessary to make the statements therein not misleading to a purchaser of shares. The Fund represents and warrants to the Distributor that any amendment to the Registration Statement or the Prospectuses filed hereafter by the Fund will, when it becomes effective under the 1933 Act, contain all statements required to be stated therein in accordance with the 1933 Act, the 1940 Act and the rules and regulations thereunder, that all statements of fact contained therein will, when the same shall become effective, be true and correct, and that no such amendment, when it becomes effective, will include an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of shares.

10. The Fund shall prepare and furnish to the Distributor from time to time such number of copies of the most recent form of the Prospectuses for the Portfolios filed with the SEC as the Distributor may reasonably request. The Fund authorizes the Distributor to use the Prospectuses, in the form furnished to the Distributor from time to time, in connection with the sale of shares of the Portfolios. The Fund shall indemnify, defend and hold harmless the Distributor, its officers and directors and any person who controls the Distributor within the meaning of the 1933 Act, from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers and directors or any such controlling person may incur under the 1933 Act, the 1940 Act, the common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in either or necessary to make the statements in either not misleading. This contract shall not be construed to protect the Distributor against any liability to the Fund or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this contract. This indemnity agreement and the Fund's representations and warranties in this contract shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Distributor, its officers and directors or any


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         such controlling person. This indemnity agreement shall inure exclusively to the benefit of the Distributor and its successors, the Distributor's officers and directors and their respective estates and any such controlling persons and their successors and estates.

11. The Distributor agrees to indemnify, defend and hold harmless the Fund, its officers and trustees and any person who controls the Fund within the meaning of the 1933 Act, from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Fund, its officers or trustees or any such controlling person, may incur under the 1933 Act, the 1940 Act, the common law or otherwise, but only to the extent that such liability or expenses incurred by the Fund, its officers or trustees or such controlling person resulting from such claims or demands shall arise out of or be based upon any untrue statement of a material fact contained in information furnished in writing by the Distributor to the Fund specifically for use in the Registration Statement or the Prospectuses or shall arise out of or be based upon any omission to state a material fact in connection with such information required to be stated in the Registration Statement or the Prospectuses or necessary to make such information not misleading.

12. No shares shall be sold through the Distributor or by the Fund under this contract and no orders for the purchase of shares shall be confirmed or accepted by the Fund if and so long as the effectiveness of the Registration Statement shall be suspended under any of the provisions of the 1933 Act. Nothing contained in this paragraph 11 shall in any way restrict, limit or have any application to or bearing upon the Fund's obligation to redeem shares from any shareholder in accordance with the provisions of its Agreement and Declaration of Trust. The Fund will use its best efforts at all times to have shares effectively registered under the 1933 Act.

13.      The Fund agrees to advise the Distributor immediately:

         (a) of any request by the SEC for amendments to the Registration Statement or the Portfolios' Prospectuses or for additional information;

         (b) in the event of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the Portfolios' Prospectuses under the 1933 Act or the initiation of any proceedings for that purpose;

         (c) of the happening of any material event which makes untrue any statement made in the Registration Statement or the Portfolios' Prospectuses or which requires the making of a change in either thereof in order to make the statements therein not misleading; and

         (d) of all action of the SEC with respect to any amendments to the Registration Statement or the Portfolios' Prospectuses which may from time to time be filed with the SEC under the 1933 Act or the 1940 Act.
         14. Insofar as they concern the Fund, the Fund shall comply with all applicable laws, rules and regulations, including without limiting the generality of the foregoing, all rules and regulations made or adopted pursuant to the 1933 Act, the 1940 Act or by any securities association registered under the 1934 Act.

15. The Distributor may, if it desires and at its own cost and expense, appoint or employ agents to assist it in carrying out its obligations under this contract, but no such appointment or employment shall relieve the Distributor of any of its responsibilities or obligations to the Fund under this contract.



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16.      (a) The Distributor shall from time to time employ or associate with it such persons as it believes necessary to assist it in carrying out its obligations under this contract. The compensation of such persons shall be paid by the Distributor.

         (b) The Fund shall execute all documents and furnish any information which may be reasonably necessary in connection with the qualification of shares of the Portfolios for sale in jurisdictions designated by the Distributor.

17. The Distributor shall pay all expenses incurred in connection with its qualification as a dealer or broker under Federal or state law. It is understood and agreed that, so long as the Plan continues in effect, any expenses incurred by the Distributor hereunder (as well as any other expenses which may be permitted to be paid pursuant to the Plan) may be paid from amounts received by it from the Fund under the Plan. The Fund shall be responsible for all of its expenses and liabilities, including: (i) the fees and expenses of the Fund's Trustees who are not interested persons (as defined in the 1940 Act) of the Fund; (ii) the salaries and expenses of any of the Fund's officers or employees who are not affiliated with the Distributor; (iii) interest expenses; (iv) taxes and governmental fees, including an original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (v) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (vi) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (vii) accounting and legal costs; (viii) insurance premiums; (ix) fees and expenses of the Fund's Custodian and Transfer Agent and any related services; (x) expenses of obtaining quotations of portfolio securities and of pricing shares;
         (xi) expenses of maintaining the Fund's legal existence and of shareholders' meetings; (xii) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; (xiii) fees and expenses of membership in industry organizations; and (xiv) expenses of qualification of the Fund as a foreign corporation authorized to do business in any jurisdiction if the Distributor determines that such qualification is necessary or desirable.

18. This contract shall continue in effect automatically for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of a majority of the Trustees who are not parties to the contract or interested persons (as defined in the 1940
         Act) of any such party and who have no direct or indirect financial interest in the operation of the Plan or in any related agreement (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolios or (b) by the vote of a majority of the entire Board of Trustees. This contract may be terminated with respect to a Portfolio at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that Portfolio (as defined in the 1940 Act) or by a vote of a majority of the Independent Trustees of the Fund on 60 days' written notice to the Distributor or by the Distributor on 60 days' written notice to the Fund. This contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

19. Except to the extent necessary to perform the Distributor's obligations under this contract, nothing herein shall be deemed to limit or restrict the right of the Distributor, or any affiliate of the Distributor, or any employee of the Distributor, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other



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         corporation, firm, individual or association.

20. This contract shall be construed in accordance with the laws of the State of Florida, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

21. The Fund's Agreement and Declaration of Trust, as amended and restated, has been filed with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Fund are not personally binding upon, nor shall resort be had to the private property of any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound.










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If the foregoing correctly sets forth the agreement between the Fund and the
Distributor, please so indicate by signing and returning to the Fund the enclosed copy hereof.

                                            Very truly yours,

                                            IVY FUND



                                            By:  /s/ Michael C. Landry
                                               ----------------------------
                                                     President




ACCEPTED:

MACKENZIE FUNDS DISTRIBUTION INC.



By: /s/ Michael C. Landry
    ----------------------------
           President



Date:   October 23, 1993





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